Exhibit 10.4
                                                                    ------------
                                                     Certificate of Designations






                           CERTIFICATE OF DESIGNATIONS
                              FOR NON-PARTICIPATING
                                 PREFERRED STOCK

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                  Source Media, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board") by its Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, on August 25, 1999, the Board duly approved and adopted the following resolution:

                           RESOLVED,  that,  pursuant to the authority vested in
                  the Board by the Certificate of Incorporation, the Board does hereby create, authorize and provide for the issuance of a class of Non-Participating Preferred Stock, par value $0.001 per share, such class consisting of one (1) share, having the designations and rights that are set forth in the Certificate of Incorporation and in this Resolution as follows:

                  1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a class of Preferred Stock designated as the "Non-Participating Preferred Stock." The number of shares constituting such class shall be one (1). The holder (the "Holder") of the share of Non-Participating Preferred Stock shall not be entitled to receive dividends or have any other special rights except as provided herein.

                  2. Rank. The Non-Participating Preferred Stock shall, with respect to distributions upon liquidation, winding-up and dissolution of the Corporation, rank senior to all classes of Common Stock of the Corporation, junior to the Corporation's 13 1/2% Senior Payment-In-Kind Preferred Stock and, with respect to any other class or series of preferred stock, as shall be provided in the resolutions of the Board creating such other classes or series.

                  3. Liquidation Preference. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the Holder shall be

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entitled to be paid out of the assets of the Corporation  available for distribution to its stockholders an amount in cash equal to the liquidation preference as set forth in paragraph (c) below. Except as provided in the preceding sentence, the Holder shall not be entitled to any distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation.

                  (b) For the purposes of this Section 3, neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more entities shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

                  (c)  The  liquidation   preference  of  the  Non-Participating
Preferred Stock shall be $100.00 per share.

                  4. Voting Rights. (a) Except as otherwise required under Delaware law or as set forth in this Section 4, the Holder shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.

                  (b) At all such times as the Board shall consist of seven or ten members, the Holder shall have the exclusive right, voting separately as a single class, to elect the number of members of the Board in accordance with the following schedule:



      Number of Board Seats            Member of Board Seats               Percentage of Voting Stock Owned by the Holder
  Appointed by the Holder on 7     Appointed by the Holder on 10           ----------------------------------------------
  -----------------------------    ------------------------------            on a Fully Voting Diluted Basis
          Person Board                      Person Board                   ----------------------------------
          ------------                      ------------
                3                                 4                           15% or greater
                2                                 3                         7.5% or more but less than 15%
                1                                 2                          5% of more but less than 7.5%
                1                                 1                          2.5% or more but less than 5%
                0                                 0                          less than 2.5%














   (c) The written consent of the Holder will be required in the event the Board is ever to be comprised of a number of members other than seven or ten. The Holder may protect its proportionate representation in giving or not giving its consent in its sole discretion.

                  (d) At any time that the Holder is entitled to elect at least one Board representative, the Holder will be entitled to elect one voting representative to each committee of the Board.

                  (e) The foregoing rights of the Holder to take any actions as provided in this Section 4 may be exercised at any annual meeting of stockholders or any special meeting of stockholders or the Holder held for such purposes as provided herein or at any adjournment thereof, or by the written consent of the Holder delivered to the Secretary of the Corporation.


                  (f) So long as such right to vote continues (and unless such right has been exercised by written consent of the Holder), the Chairman of the Board of the Corporation may call, and upon the written request of the Holder delivered to the Secretary of the Corporation shall call, a special meeting of the Holder. Such meeting shall be held within 10 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

                  (g) The failure of the Holder to elect members of the Board shall not prevent the election of directors other than those to be elected by the Holder, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the Holder or the taking of any action as provided in this Section 4.

                  (h) Each director  elected by the Holder,  as provided in this
Section 4 shall, unless such director's term shall expire earlier or be terminated in accordance with this Section 4, hold office until the annual meeting of stockholders next succeeding his election or until his successor, if any, is elected and qualified.

                  (i) In case any vacancy shall occur among the directors elected by the Holder, such vacancy may be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected by the Holder (if there is a remaining director or directors). If any such vacancy is not so filled within 10 days after the creation thereof or if any or all of the directors so elected by the Holder shall cease to serve as directors before their terms shall expire, the Holder, by written consent as herein provided, or at a special meeting of the Holder called as provided herein, may elect a successor or successors to hold office for the unexpired terms of the directors whose places shall be vacant.

                  (j) Any director elected by the Holder may be removed from office with or without cause by the vote or written consent of the Holder. A special meeting of the Holder may be called in accordance with the procedures set forth in paragraph 4(f) above to effect such removal.

                  (k) The Non-Participating Preferred Stock shall be subject to mandatory redemption at a redemption price equal to the liquidation preference set forth in paragraph 3(c) above in the event the Holder owns less than two and a half percent (2.5%) of the Voting Stock of the Corporation on a Fully Diluted Basis. Such redemption shall be automatic and shall not require any notice or other action on the part of the Corporation. Upon such redemption, the Holder shall surrender the certificate representing the share of Non-Participating Preferred Stock to the Corporation, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in such manner and at such place as may be designated by the Corporation.

                  12. Preemptive Rights. (a) The Holder shall have the preemptive right to purchase up to its Proportionate Share of any New Securities which the Corporation may, from time to time, propose to sell or issue.

                  (b) In the event the Corporation proposes to undertake an issuance or sale of New Securities, the Corporation will give the Holder thirty
(30) days prior written notice of its intention, describing the type of New Securities and the price and the specific terms upon which the Corporation proposes to issue or sell the same. Thereafter, the Holder will have thirty (30) days from the date of such notice to give the Corporation written notice of its intention to purchase up to its Proportionate Share of such New Securities, for the same price and upon the terms pursuant to which the New Securities will be offered, as specified in the Corporation's notice, and stating therein the quantity of such New Securities the Holder intends to purchase. If the consideration for the New Securities is in a form other than cash, the Holder shall pay equivalent value on a per share basis in cash. The Holder shall further have a forty-five (45) day period from the date of the original notice from the Corporation in which to commit funding to the purchase of any New Securities and close the acquisition thereof. Failure by the Holder to give notice within the thirty (30) day period shall be deemed a waiver by the Holder of the preemptive right with respect to such New Securities, provided the Corporation consummates the issuance of New Securities within ninety (90) days after the expiration of such thirty (30) day period in the amount, at substantially the same price and on substantially the same terms specified in the notice given by the Corporation under this paragraph 5(b). In the event the New Securities are to be issued pursuant to an underwritten public offering or under similar circumstances so that the final price or other material terms of the New Securities are not established by the Corporation at the time the thirty day notice is provided to the Holder, the Corporation's notice to the Holder will provide its anticipated price of, and general terms pursuant to which it intends to issue such New Securities. Notwithstanding the fact that the Holder may notify the Corporation within such thirty day period that it intends to purchase up to its Proportionate Share of such New Securities, the Holder will not be bound by such election until the final price and terms of such offering are established by the Corporation. Upon the final price and terms being established, the Corporation shall provide the Holder immediate notice thereof prior to the Corporation's proposed sale and issuance. If such final price is not greater than one hundred ten percent (110%) of the price stated in the original notice, the Holder will be bound by its notice to exercise its preemptive rights; if such final price is greater than one hundred ten percent (110%) of the price stated in the original notice, the Holder shall not be bound by its original election, but shall have the right for a period not to exceed two (2) hours after receiving notice of the final price to elect to purchase in accordance with the terms of this Section 5. In order to both minimize the potential disruption to the Corporation's ability to offer such New Securities in an underwritten public offering and to afford the Holder with as much notice and information as possible regarding the terms and pricing thereof, the Corporation will keep the Holder reasonably informed of the status of the on-going negotiations with the managing underwriter with respect to such terms and anticipated pricing, and further will afford the Holder, if the Holder so requests, the right to have a representative present to observe the negotiation of the final pricing terms immediately prior to the execution of the applicable underwriting agreement.

                  (c) The right of the Holder to purchase New Securities pursuant to this Section 5 may be exercised, in whole or in part, by any of the Holder's Affiliates, if the Holder expressly grants such right of exercise to such Affiliates, subject to compliance with applicable federal and state securities laws.

                  (d) The right of the Holder to elect members to the Board (and committees thereof) in accordance with the provisions of Sections 4(b) and 4(d), and the preemptive rights granted to the Holder as set forth in Section 5, shall lapse in the event the Holder owns less than five percent (5%) of the Voting Stock of the Company on a Fully Diluted basis.

                  13. Transfer Restrictions. Except as specifically permitted under this Section 6, the Holder may not without the prior written consent of the Corporation sell, assign, transfer or otherwise dispose of the Non-Participating Preferred Stock, or any attribute, component or right in respect thereof, except to an Affiliate of the Holder. Any purported disposition in violation of this Section 6 shall be void and of no force or effect. "Affiliate" as used herein shall mean any person or entity that directly or indirectly or through one or more intermediaries Controls, is Controlled by or is under common Control with, the Holder, with "Control" meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the person or entity Controlled (whether through ownership of securities, partnership interests or other ownership interests, by contract or otherwise).

                  14. Certain Definitions. As used in this Certificate of Designations, the following terms have the meanings set forth below. Other terms that are defined elsewhere in this Certificate of Designations shall have the meaning as therein set forth.

                  "Fully Diluted" shall mean, as of any date of determination, that for purposes of calculating the relevant percentage there shall be deemed outstanding at the time of calculation all shares of Voting Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of any warrant, option or other right to subscribe for, purchase or otherwise acquire directly or indirectly, any such shares of Voting Stock.

                  "New Securities" shall mean any equity securities of the Corporation, whether now or hereafter authorized and including Common Stock and preferred stock, and all rights, options or warrants to purchase any such securities of the Corporation, and securities and indebtedness of any type whatsoever that are, or may become convertible into or exchangeable for capital stock of the Corporation, in each case to the extent issued after the date of filing of this Certificate of Designation, other than (i) up to a maximum of 8,147,139 shares of Common Stock which may hereafter be issued in accordance with the exercise of warrants, stock options or put rights identified on
         Schedule 4.3 to the Common Stock and Warrants Purchase Agreement by and between the Corporation and Insight Interactive, LLC dated as of July 29, 1999 (the "Purchase Agreement"), (ii) the stock, options and warrants (and the stock issued upon exercise of such options and warrants) set forth in Notes A, B and C on Schedule 4.3 to the Purchase Agreement, (iii) the grant of employee stock options, stock appreciation rights or other awards pursuant to any stock option plan adopted by the Board of Directors of the Corporation, (iv) the issuance of Common Stock upon the exercise of any of the employee stock options, stock appreciation rights or other awards specified in clause (iii) above, (v) the issuance of any Common Stock, preferred stock or Rights in order to effect any merger, consolidation or other acquisition of any Person, business, division or assets outside the ordinary course of business, and (vi) the issuance of any capital stock or Rights by the Corporation for sale pursuant to a registration statement filed with the Securities and Exchange Commission.

                  "Person" shall mean a domestic or foreign natural person, general or limited partnership, limited liability partnership, limited liability company, trust, estate, association or corporation.

                  "Proportionate Share" shall mean a fraction, the numerator of which is the total number of shares of Common Stock of the Corporation owned by a Person and the denominator of which is the total number of shares of Common Stock of the Corporation issued and outstanding.

                  "Rights" shall mean any option, warrant, security, rights or other instrument convertible into or exchangeable or exercisable for, or otherwise giving the holder thereof the right to acquire, directly or indirectly, any Common Stock of the Corporation or any other such option, warrant, security, right or instrument, including without limitation, any instrument the value of which is measured by reference to the value of the Common Stock of the Corporation.

                  "Voting Stock" shall mean equity interests with voting power under ordinary circumstances entitling the holders thereof to elect the board of directors or other governing body.


                  IN WITNESS WHEREOF, Source Media, Inc. has caused this Certificate of Designations to be signed by Stephen W. Palley, its President and Chief Executive Officer, this 17th day of November, 1999.

                                                     SOURCE MEDIA, INC.


                                           By:/s/Stephen W. Palley
                                           -------------------------------------
                                           Stephen W. Palley

                                           President and Chief Executive Officer



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